SUPPLEMENT DATED DECEMBER 18, 2024 TO THE CURRENT
SUMMARY AND STATUTORY PROSPECTUSES FOR:
Invesco Global Core Equity Fund
Invesco V.I. Global Core Equity Fund
(each a “Fund” and collectively the “Funds”)
This supplement amends the Summary and Statutory Prospectuses of the above referenced Funds and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the Summary and Statutory Prospectuses and retain it for future reference.
The information in the third paragraph appearing under the heading "Principal Investment Strategies of the Fund" in the Summary and Statutory Prospectuses is replaced in its entirety for each Fund as set forth below:
Under normal circumstances, the Fund will provide exposure to investments that are economically tied to at least three different countries, including the U.S. Under normal circumstances, the Fund will invest a percentage of its net assets in investments that are economically tied to countries other than the U.S. in an amount equal to at least the lesser of (a) 40%, unless market conditions are not deemed favorable, in which case, at least 30%, or (b) the percentage of foreign issuers represented in the MSCI World Index minus 10%. The Fund may invest up to 20% of its net assets in securities of issuers located in emerging market countries, i.e., those that are generally in the early stages of their industrial cycles.
The information in the fourth paragraph appearing under the heading "Investment Objective(s), Strategies, Risks and Portfolio Holdings – Objective(s) and Strategies" in the Statutory Prospectuses is replaced in its entirety for each Fund as set forth below:
Under normal circumstances, the Fund will provide exposure to investments that are economically tied to at least three different countries, including the U.S. Under normal circumstances, the Fund will invest a percentage of its net assets in investments that are economically tied to countries other than the U.S. in an amount equal to at least the lesser of (a) 40%, unless market conditions are not deemed favorable, in which case, at least 30%, or (b) the percentage of foreign issuers represented in the MSCI World Index minus 10%. The Fund may invest up to 20% of its net assets in securities of issuers located in emerging market countries, i.e., those that are generally in the early stages of their industrial cycles.
AFG-AVIF-SUMSTAT-SUP-1